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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                             SFORZA ENTERPRISES INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                                   65-0580931
     (State of incorporation                        (I.R.S. Employer
         or organization)                           Identification No.)


         330 CLEMATIS STREET #211
         WEST PALM BEACH, FLORIDA                                   33401
  (Address of principal executive offices)                        (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                   Name of each exchange on which
         To Be So Registered                   Each Class Is To Be Registered
         -------------------                   ------------------------------
           NOT APPLICABLE                             NOT APPLICABLE

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-32117

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $0.01 PAR VALUE
                                (Title of class)

                    REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                (Title of class)



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's Common Stock, $0.01 par value per share, and Redeemable Common Stock Purchase Warrants is set forth under the caption "Description of Securities" in the prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (Registration No. 333-32117), which shall be deemed to be incorporated herein by this reference.

ITEM 2.  EXHIBITS.*

         3.1    Articles of Incorporation of Registrant, as amended

         3.3    Bylaws of Registrant

         4.1    Form of Specimen Common Stock Certificate of Registrant

         4.2 Form of Redeemable Common Stock Purchase Warrant Certificate of Registrant

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*        Each of the Exhibits is filed as an Exhibit with the corresponding
         Exhibit number to the Registrant's Registration Statement on Form SB-2 (File No. 333-32117) and incorporated herein by reference.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            SFORZA ENTERPRISES INC.
                                            (Registrant)



Dated:   October 9, 1997                    By: /s/ Dale J. Brisson
                                                ------------------------------
                                                Dale J. Brisson, President



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